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                                                                    EXHIBIT 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated October 5, 2001 relating to the financial statements which appear in Sherwood Brands, Inc.'s Annual Report on Form 10-K for the year ended July 31, 2001. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


                                         BDO Seidman LLP

Washington, D.C.
January 10, 2002